REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
To the Shareholders and Board
of Trustees of Scout Funds:
In planning and performing our audits
of the financial statements of Scout
Funds, including the Scout
International Fund, Scout Emerging
Markets Fund, Scout Global Equity
Fund,Scout Equity Opportunity Fund,
Scout Mid Cap Fund, Scout Small Cap
Fund, Scout Low Duration Bond Fund,
Scout Core Bond Fund, Scout Core Plus
 Bond Fund, and Scout Unconstrained
Bond Fund (the Funds), as of and for
the fiscal year ended June 30, 2016,
in accordance with the standards of
the Public Company Accounting
Oversight Board (United States), we
considered the Funds internal
control over financial reporting,
including control over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion
on the financial statements and to
comply with the requirements of
Form N-SAR, but not for the purpose
of expressing an opinion on the
effectiveness of the Funds internal
control over financial reporting.
Accordingly, we express no such
opinion. The management of the Funds
is responsible for establishing and
maintaining effective internal control
over financial reporting. In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of
controls. A company's internal
control over financial reporting is
a process designed to provide
reasonable assurance regarding
the reliability of financial
reporting and the preparation
of financial statements for
external purposes in accordance with
generally accepted accounting
principles. A company's internal
control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company
(2) provide reasonable assurance
that transactions are recorded
as necessary to permit preparation
of financial statements in accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the company are being
made only in accordance with
authorizations of management and
trustees of the company and (3)
provide reasonable assurance
regarding prevention or timely
detection of unauthorized acquisition,
use, or disposition of a company's
assets that could have a material effect on the financial statements.Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.
Also, projections of any evaluation
of effectiveness to future periods
are subject to the risk that controls
may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies,
in internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
company's annual or interim financial
statements will not be prevented or
detected on a timely basis.
Our consideration of the Funds
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight Board
(United States). However, we noted
no deficiencies in the Funds internal
control over financial reporting and
its operation, including controls for
safeguarding securities, that we
consider to be a material weakness,
as defined above, as of June 30, 2016.
This report is intended solely for the
information and use of management
and the Board of Trustees of Scout
Funds and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone
other than these specified parties.


/s/ DELOITTE & TOUCHE LLP

Kansas City, Missouri
August 26, 2016